Internally Generated Assets	12 Months Ended
Dec. 31, 2017
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Internally Generated Assets

NOTE 30—INTERNALLY GENERATED ASSETS

Internally generated assets amounted to 626 million euros in 2017, 639 million euros in 2016 and 656 million euros in 2015, decreasing by 13 million euros from 2016 to 2017 compared to a decrease of 17 million euros from 2015 to 2016.

Details are as follows:

	Year ended December 31,
	2017	2016	2015
	(millions of euros)
Intangible assets with a finite useful life	272	289	312
Tangible assets owned	354	350	344

Total	626	639	656

Internally generated assets mainly include labor costs of dedicated technical staff for software development and work in connection with the executive design, construction and testing of network installations.